                                                                     EXHIBIT 4.1


NUMBER

DR

(DARWIN PROFESSIONAL UNDERWRITERS, INC. LOGO)            COMMON STOCK
                                                       PAR VALUE $0.01

                                                            SHARES
                                                      CUSIP 237502 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                              THIS CERTIFICATE IS TRANSFERABLE
                                                IN CANTON, MA, JERSEY CITY, NJ
                                                         OR NEW YORK, NY

                     DARWIN PROFESSIONAL UNDERWRITERS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                     DARWIN PROFESSIONAL UNDERWRITERS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

(SEAL)                    COUNTERSIGNED AND REGISTERED:

                          COMPUTERSHARE TRUST COMPANY, N.A
                          TRANSFER AGENT AND REGISTRAR


                          BY
                             -----------------------------------------
                             AUTHORIZED SIGNATURE



   ----------------------------                   ----------------------------
            President                                      Secretary
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     The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series therof authorized to be issued and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -- ____________ Custodian ____________
                        (Cust)                 (Minor)
                     Under Uniform Gifts to Minors
                     Act _______________________________
                                     (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________


                                                --------------------------------
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                                MUST CORRESPOND WITH THE NAME AS
                                                WRITTEN UPON THE FACE OF THE
                                                CERTIFICATE IN EVERY PARTICULAR,
                                                WITHOUT ALTERATION OR
                                                ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.


SIGNATURE(S) GUARANTEED:


--------------------------------------
THIS SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.